UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2022

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13355 Noel Road
Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 788-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

On September 13, 2022, the Board of Directors (the “Board”) of AECOM (the “Company”) appointed Kristy M. Pipes to the Board. The appointment will be effective on October 1, 2022, and Ms. Pipes will become a member of the Audit Committee upon her appointment to the Board.

From 1999 until her retirement in 2019, Ms. Pipes served in various roles at Deloitte Consulting, a global management consulting firm, including most recently serving as Managing Director and Chief Financial Officer. She currently serves as a director, Chair of the Audit Committee and member of the Nominating & Governance Committee of Public Storage (NYSE: PSA); as a director and member of the Audit Committee and Compensation Committee at ExlService Holdings, Inc. (Nasdaq: EXLS); and, as a director and member of the Audit Committee and Nominating & Governance Committee at Savers Value Village, Inc., which is an operator of retail stores. From July 2019 until July 2022, Ms. Pipes was a director, Chair of the Audit Committee and member of the Nominating and Corporate Governance Committee of PS Business Parks, Inc., which was a publicly-traded real estate investment trust until acquired in July 2022.

As a non-employee director, Ms. Pipes will be entitled to receive the same compensation paid by the Company to each of its non-employee directors as described under “Directors’ Compensation” in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on January 20, 2022, which description is incorporated herein by reference.

There are no arrangements or understandings between Ms. Pipes and any other person pursuant to which Ms. Pipes was appointed as a director, and Ms. Pipes is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On September 19, 2022, the Company issued a press release announcing Ms. Pipes’ appointment to the Board. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated September 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM

Dated: September 19, 2022	By:	/s/ David Y. Gan
David Y. Gan
Executive Vice President, Chief Legal Officer